EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2008
Spectrum Control, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8031 Avonia Road; Fairview, Pennsylvania		16415
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(814) 474-2207

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 15, 2008, Spectrum Control, Inc. issued a news release announcing the retirement of a director from its Board of Directors. A copy of the release is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated July 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SPECTRUM CONTROL, INC. (Registrant)

Date: July 15, 2008	By:	/s/ John P. Freeman
(Signature)
Senior Vice President and Chief Financial Officer